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                                                                 Exhibit No. 23

                         INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Registration Statements No. 33-23474, No. 33-29585, No. 33-22550, No. 33-35128, No. 33-38702, No.
33-46824, No. 33-57235, No. 33-54081, No. 33-54085, and No. 33-54087 of Quanex
Corporation on Form S-8 of our report dated November 17, 1995 (December 29, 1995 as to Note 16) appearing in this Annual Report on Form 10-K of Quanex Corporation for the year ended October 31, 1995.


DELOITTE & TOUCHE LLP
January 22, 1996